EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
25-Sep-06                                                                                                                  30-Sep-06
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                            Period #
25-Oct-06                                         ------------------------------                                                  19

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Balances
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                                                                           Initial            Period End
                                                                           -------            ----------
     Receivables                                                       $1,500,000,024       $676,225,659
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $26,909,144
     Overcollateralization                                                       $137         $4,168,628
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $348,265,887
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $708,599,236
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $19,531,017
           Receipts of Pre-Paid Principal                                 $11,871,232
           Liquidation Proceeds                                              $506,693
           Principal Balance Allocable to Gross Charge-offs                  $464,635
        Total Principal Reduction                                         $32,373,577

        Interest Collections
           Receipts of Interest                                            $2,518,017
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                        ($1,067)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $41,944
           Net Investment Earnings                                            $30,431
        Total Interest Collections                                         $2,589,326

     Total Collections                                                    $34,498,268

     Ending Receivables Outstanding                                      $676,225,659

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $88,264
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                       ($1,067)
     Ending Period Unreimbursed Previous Servicer Advances                    $87,197

Collection Account
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     Deposits to Collection Account                                       $34,498,268

     Distribution Amounts Due
        Servicing Fees Due                                                   $590,499
        Class A Noteholder Interest Distribution Due                       $2,212,521
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $26,187,023
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                 $4,168,628
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $590,499
        Amounts Deposited into Note Distribution Account                  $32,687,690
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                 $1,220,078
     Total Distributions from Collection Account                          $34,498,268

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                    $1,220,078
     Total Excess Funds Released to the Depositor                          $1,220,078

Note Distribution Account
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     Amount Deposited from the Collection Account                         $32,687,690
     Interest Distribution to Noteholders                                  $2,332,038
     Principal Distribution to Noteholders                                $30,355,652
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $32,687,690

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                          $53,746              $3.05
     Class A-3 Notes                                                       $1,215,367              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance      Per $1,000      Factor
     Class A-1 Notes                                                               $0                 $0           $0.00       0.00%
     Class A-2 Notes                                                      $17,621,538                 $0       $1,000.00       0.00%
     Class A-3 Notes                                                      $12,734,113       $348,265,887          $35.27      96.47%
     Class A-4 Notes                                                               $0       $264,507,000           $0.00     100.00%
     Class B Notes                                                                 $0        $32,375,000           $0.00     100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0              $0
     Class B Interest Carryover Shortfall                                          $0                 $0              $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       41,097             40,242
     Weighted Average Remaining Term                                            35.88              34.95
     Weighted Average Annual Percentage Rate                                    4.22%              4.22%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $620,253,220             91.72%
        1-29 days                                                         $46,650,733              6.90%
        30-59 days                                                         $6,425,331              0.95%
        60-89 days                                                         $1,719,045              0.25%
        90-119 days                                                          $410,778              0.06%
        120+ days                                                            $766,552              0.11%
        Total                                                            $676,225,659            100.00%
        Delinquent Receivables +30 days past due                           $9,321,707              1.38%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $464,635
        Recoveries for Current Period                                         $41,944
        Net Write-Offs for Current Period                                    $422,691

        Cumulative Realized Losses                                         $4,779,633


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,536,909                 64
        Ending Period Repossessed Receivables Balance                      $1,621,429                 66
        Principal Balance of 90+ Day Repossessed Vehicles                    $100,159                  6


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $28,386,384
     Beginning Period Amount                                              $28,386,384
     Current Distribution Date Required Amount                            $26,909,144
     Current Period Release                                                $1,477,240
     Ending Period Amount                                                 $26,909,144
     Next Distribution Date Required Amount                               $25,469,479

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $30,431
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $4,709,314
     Ending Period Target Credit Enhancement OC Amount                     $4,168,628
     Ending Period Amount                                                  $4,168,628
     Current Period Release                                                  $540,686
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